THE SECURITY EVIDENCED HEREBY MAY NOT BE TRANSFERRED EXCEPT (I) IN ACCORDANCE WITH THE PROVISIONS OF PARAGRAPH 1 HEREOF AND (II) WITH EITHER (A) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE LAWFULLY MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR (B) SUCH REGISTRATION.

AMENDED AND RESTATED

COMMON STOCK WARRANT

To Purchase One Hundred Thousand (100,000)

Shares of Common Stock of

MedPlus, Inc.

December 21, 2000

THIS AMENDED AND RESTATED COMMON STOCK WARRANT amends and restates the Common Stock Warrant dated February 10, 1999 issued to Financial Strategies, Ltd. and assigned by Financial Strategies, Ltd. to The Columbia Group, LLC, an Ohio limited liability company on February 7, 2000, and certifies that THE COLUMBIA GROUP, LLC ("Holder") is entitled to subscribe for and purchase from MedPlus, Inc. (the "Company"), as more specifically described below, one hundred thousand (100,000) fully paid and nonassessable shares of the Company's common stock without par value at a price per share equal to Four Dollars ($4.00). This Warrant is not exercisable in any part later than February 10, 2002 (the "Expiration Time"). Upon the expiration of one day after the date of grant this Warrant shall become exercisable as to the total number of shares subject hereto.

This Warrant is subject to the following provisions, terms and conditions:

1. Exercise; Transferability. The rights represented by this Warrant may be exercised by the Holder, in whole or in part, by written notice of exercise delivered to the Company five (5) business days prior to the intended date of exercise and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it by check of the purchase price for such shares

2. Issuance of Shares. The Company agrees that the shares purchasable hereunder shall be and are deemed to be issued to Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such shares as described herein. Subject to the provisions of the next succeeding paragraph, certificates for the shares of stock so purchased and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised, shall be delivered to Holder within a reasonable time, not exceeding ten days after the rights represented by this Warrant shall have been so exercised. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of stock upon exercise of this Warrant, except as otherwise expressly provided herein.

3. Covenants of Company. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per share of common stock is at all times equal to or less than the then effective purchase price per share of the common stock issuable pursuant to this Warrant. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its common stock to provide for the exercise of the rights represented by this Warrant.

4. Anti-Dilution Adjustments.

(a) In case the Company shall at any time hereafter subdivide or combine the outstanding shares of common stock or declare a dividend payable in common stock, the per share exercise price of this Warrant in effect immediately prior to the subdivision, combination or record date for such dividend payable in common stock shall forthwith be proportionately increased, in the case of combination, or decreased, in the case of subdivision or dividend payable in common stock, and each share of common stock purchasable upon exercise of this Warrant shall be changed to the number determined by dividing the then current exercise price by the exercise price as adjusted after the subdivision, combination or dividend payable in common stock.

(b) No fractional shares of common stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of common stock on the day of exercise as determined in good faith by the Company.

(c) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of common stock shall be entitled to receive stock, securities or assets with respect to or in exchange for common stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of common stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such common stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant purchase price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument executed and mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

(d) Upon any adjustment of the Warrant purchase price, then, and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

5. Common Stock. As used herein, the term "common stock" shall mean and include the Company's presently authorized shares of common stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution, dissolution or winding up of the Company.

6. No Voting Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company.

7. Notice of Transfer of Warrant or Resale of Shares. Holder, by acceptance hereof, agrees to give written notice to the Company before transferring any common stock issued upon the exercise hereof ("Warrant Shares), of Holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel and to counsel to the original transferee of this Warrant. If in the opinion of each such counsel the proposed transfer may be effected without registration or qualification (under any federal or state law), the Company, as promptly as practicable, shall notify Holder of such opinions, whereupon Holder shall be entitled to transfer the Warrant Shares or to dispose of shares of common stock received upon the previous exercise hereof in accordance with the notice delivered by Holder to the Company, provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933.

If, in the reasonable opinion of either of the counsel referred to in this paragraph 7, the proposed transfer or disposition described in the written notice given pursuant to this paragraph 7 may not be effected without registration or qualification of the Warrant Shares, the Company shall promptly give written notice thereof to Holder, and Holder will limit its activities in respect to such proposed transfer or disposition as, in the opinion of both such counsel, are permitted by law.

8. Restrictions on Sale or Transfer of Warrant Shares.

(a) Notwithstanding anything herein to the contrary, no Warrant Shares may be sold, transferred, or otherwise be disposed of by the Holder for less than Eight Dollars ($8.00) per share and the maximum number of Warrant Shares sold, transferred, or otherwise disposed of by any and all Holders during any ten (10) consecutive NASD trading days may not exceed the lesser of (a) 5,000 Warrant Shares or (b) five percent (5%) of the number of shares of the Company's common stock traded on the open market at a price of Eight Dollars ($8.00) or more during the ten (10) immediately preceding NASD trading days. Notwithstanding the foregoing sentence, the Holder may make a private (non-open market) sale of the Warrant Shares for such amount, in such number, and upon such terms and conditions as the Company may, in its sole and absolute discretion (which may be refused for any reason whatsoever), approve by prior written consent. An attempt to transfer an interest in the Warrant Shares in violation of this paragraph 8 shall be ineffective and the Company shall refuse to register the shares in question in the name of the transferee. The provisions of this paragraph 8 shall remain in full force and effect until February 10, 2004.

(b) Each Warrant Share certificate issued by the Company shall bear the a conspicuous statement in substantially the following form:

THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON SALE OR TRANSFER PURSUANT TO AN AMENDED AND RESTATED COMMON STOCK WARRANT DATED DECEMBER ______. 2000, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

9. Registration Rights.

(a) If the Company proposes to register under the Securities Act of 1933 (except by a registration statement on a form that does not permit the inclusion of shares by its security holders) any of its securities, it will give written notice to all registered holders of Warrants, and all registered holders of shares of common stock acquired upon the exercise of Warrants, of its intention to do so and, on the written request of any registered holders given within 20 days after receipt of any such notice (which request must be made on or before the Expiration Time and which notice shall specify the Warrant Shares intended to be sold or disposed of by such registered holder and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause all such Warrant Shares, the registered holders of which shall have requested the registration or qualification thereof, to be included in such notification or registration statement proposed to be filed by the Company. All expenses of such offering, except the fees of special counsel and brokers' commissions to such holders, shall be borne by the Company.

(b) Further, on a one-time basis only, upon request by a majority in interest of Warrants, or by the holders of a majority of the shares of the common stock issued upon exercise thereof, made in writing to the Company prior to the Expiration Time, the Company will, at the expense of such holders, promptly take all necessary steps to register or qualify the Warrant Shares under Section 3(b) or Section 5 of the Securities Act of 1933 and such state laws as such holders may reasonably request. The Company shall keep effective and maintain any registration, qualification, notification or approval specified in this paragraph for such period as may be necessary for the holders of the Warrant Shares to dispose of such shares and from time to time shall amend or supplement, at the holder's expense, the prospectus, or offering circular used in connection therewith to the extent necessary in order to comply with applicable law, provided that the Company shall not be obligated to maintain any registration for a period of more than six months after effectiveness except that a Form S-3 Registration Statement or successor thereof shall be maintained for up to 12 months after effectiveness.

(c) The Company shall indemnify the Holder of this Warrant and of any common stock issued or issuable hereunder, its officers and directors, and any person who controls such Warrant holder or such holder of common stock within the meaning of Section 15 of the Securities Act of 1933, against all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement, prospectus, notification or offering circular (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus relating to the registration or qualification of the Warrant Shares or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Warrant holder or such holder of Warrant Shares expressly for use therein, and each such holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company and each of its officers who signs such registration statement and each of its directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act of 1933 with respect to losses, claims, damages or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by such holder expressly for use therein.

9. Right to Receive Information. Prior to the earlier of the Expiration Time or such time as this Warrant has been fully exercised, the Company shall provide Holder with copies of any and all reports, notices or other communications which the Company generally provides to all of its shareholders.

IN WITNESS WHEREOF, MedPlus, Inc. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of ________________________, 2000.

MEDPLUS, INC.

By____________________________________________

Philip S. Present II, President

MEDPLUS, INC.

TO:________________________________

PURCHASE FORM -- To be executed by the Registered Holder in Order to Exercise the Warrant.

The undersigned hereby irrevocably elects to exercise the attached Warrant Certificate to purchase, for cash, _________________ of the shares issuable upon the exercise of such Warrant, and requests that certificates for such shares shall be issued in the name of:

___________________________________ (Name)

___________________________________ (Address)

___________________________________ (Tax ID No.)

___________________________________ (Signature)

ASSIGNMENT FORM --To be Executed By the Registered Holder in Order to Transfer the Warrant.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers ___ of the Warrants represented by the attached Warrant Certificate unto _____________________________________ (Please print or typewrite name and address including postal zip code of assignee)

(Social Security or other identifying number of assignee: ________________) and does irrevocably constitute and appoint ________________________ attorney to transfer the Warrant Certificate on the records of the Company with full power of substitution in the premises.

Date:__________________, 19____.

PLEASE NOTE: The signature(s) to the Purchase Form or the Assignment Form must correspond to the name as written upon the face of the Warrant Certificate in every particular without alteration or enlargement or any change whatsoever.

EXERCISE NOTICE

The undersigned Warrant holder hereby irrevocably elects to exercise the attached Warrant certificate by exercising the conversion rights of Section 1 of the Warrant. The Warrant is hereby exercised for _____________________ shares and is accompanied by a check in the amount of $________ to cover the exercise price thereof.

Date:________________	___________________________________ (Name)

___________________________________ (Address)

___________________________________ (Tax ID No.)

___________________________________ (Signature)